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                                                                       EXHIBIT 7

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Accounting and actuarial experts" in the Prospectus and to the use of our report dated February 11, 2000, with respect to the financial statements of Investors Partner Life Insurance Company included in this Post-Effective Amendment No. 1 to the Registration Statement (Form S-6, No. 333-71341) of Separate Account IPL-1.

                                                /s/ Ernst & Young LLP
                                                ---------------------
                                                Ernst & Young LLP

Boston, Massachusetts
April 26, 2000